SEPARATE ACCOUNT VA-K OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                            SEPARATE ACCOUNT VA-K OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

      SUPPLEMENT DATED FEBRUARY 3, 2003 TO PROSPECTUSES DATED MAY 1, 2002

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On December 5, 2002, the Board of Trustees of Delaware VIP Trust (the "Trust")
unanimously voted to liquidate and dissolve the VIP CONVERTIBLE SECURITIES SERIES, VIP STRATEGIC INCOME SERIES, and VIP TECHNOLOGY AND INNOVATION SERIES of the Trust (the "Series"). As a result of the decision to pursue liquidation and dissolution of the Series, no new payment allocations or transfers may be made to the Sub-Accounts investing in the Series.

On or about May 1, 2003 (the "Liquidation Date"), the Series will cease operations. Prior to the Liquidation Date, Contract owners with allocations invested in the Series may transfer to any of the other investment options available under the Contract. This transfer will be free of charge and will not count toward the number of free transfers that Contract owners may make each year. However, if we do not receive a transfer request from a Contract owner, any funds remaining in the Series after the close of business on April 30, 2003 will be transferred to the VIP Cash Reserves Series. These funds will remain invested in the VIP Cash Reserves Series until the Contract owner transfers the funds into another investment option. For more information about the other investment options under the Contract, see the Prospectus and the prospectus for the Delaware VIP Trust.

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                                               SUPPLEMENT DATED FEBRUARY 3, 2003